April 28, 2016

TERRY MOFFIT

PROTO-SCRIPT PHARMACEUTICALS CORP 2221 E WINSTON RD

STE O

ANAHEIM, CA 92806-5540

Re: Contract Number: 23-3834457

Dear TERRY MOFFIT:

For your records, please reference the fully executed Contract for the Round 2 Recompete of the Medicare Durable Medical Equipment, Prosthetics, Orthotics, and Supplies (DMEPOS) Competitive Bidding Program.

This Contract reflects the competitive bidding area(s) (CBAs) and product category(s) that you agreed to accept as listed on Attachment A. Only those locations identified by the Provider Transaction Access Number (PTAN) on Attachment B of the Contract are included in the Competitive Bidding Program and considered contract supplier locations. Each location on Attachment B may only submit claims to Medicare for the specified competitively bid item(s) and CBA(s). In accordance with Medicare regulations, the location that furnishes the item to the beneficiary must be the location identified on the claim form.

Any updates made to this Contract or its attachments, such as adding or removing a location or changing an authorized official or company address, will not be reflected on the Contract in Connexion.

You are required to keep your enrollment information and contract supplier information current so that claims can be properly processed and beneficiaries can contact you to obtain items. A “Change of Information Guide” is located on the National Supplier Clearinghouse (NSC) website at www.palmettogba.com/nsc to assist you in submitting enrollment changes to the NSC. If you have any questions on this process you may contact the NSC at 866-238-9652.

In accordance with Article VIII of the Contract, you must notify the Centers for Medicare & Medicaid Services (CMS) within 10 business days of this letter of each subcontracting relationship you currently have in place that applies to the CBA(s) and product category(s) listed on Attachment A, and whether the subcontractor(s) is accredited, if applicable. For applicable subcontracting arrangements executed after the date of this letter, you must notify CMS within 10 business days of the new arrangement using the same form.

(continued on page 2)

Click on this button on the Connexion dashboard or on the fully executed contract page to view your Contract Supplier Resource Guide. Inside you’ll find a comprehensive collection of documents that explain the program’s rules, policies, and procedures to help you and your staff understand PROTO-SCRIPT PHARMACEUTICALS CORP’s contractual obligations. The Contract Supplier Resource Guide also is a great way to locate various forms to maintain current contract information.

If you have any questions, please contact the Competitive Bidding Implementation Contractor customer service center at 877-577-5331 between 9 a.m. and 5:30 p.m. prevailing Eastern Time, Monday through Friday.

Sincerely,

Elaine Garrick Program Manager

Competitive Bidding Implementation Contractor

Medicare Durable Medical Equipment, Prosthetics, Orthotics, and Supplies (DMEPOS)

Competitive Bidding Program - Round 2 Recompete Contract ("The Contract")

Contract Supplier Legal Business Name:

PROTO-SCRIPT PHARMACEUTICALS CORP

Correspondence Mailing Address:

2221 E WINSTON RD STE O

ANAHEIM, CA 92806-5540

Article I: Purpose

This Contract is entered into by and between the Centers for Medicare & Medicaid Services (CMS) and PROTO-SCRIPT PHARMACEUTICALS CORP (hereinafter referred to as the “Contract Supplier”) for the purpose of authorizing and requiring the Contract Supplier to furnish certain items of durable medical equipment, prosthetics, orthotics, and supplies (DMEPOS) under the Medicare DMEPOS Competitive Bidding Program.

The specific product category(s) the Contract Supplier is authorized to furnish is identified in   Attachment A. Attachment A also identifies the competitive bidding area(s) (CBAs) to which this Contract applies. Attachment B identifies the Contract Supplier location(s) to which this Contract applies unless otherwise updated as specified in Article XI. This Contract does not guarantee a minimum amount of business.

All attachments to this Contract are incorporated by reference.

Article II: Compliance with Laws and Regulations

A.

The Contract Supplier and its affiliated companies and subcontractors shall comply with all applicable federal laws and regulations including, without limitation, the final rules published in the Federal Register on April 10, 2007 (72 Fed. Reg. 17992), January 16, 2009 (74 Fed. Reg. 2873), November 25, 2009 (74 Fed. Reg. 62009), November 29, 2010 (75 Fed. Reg. 73390), November 6, 2014 (79 Fed. Reg. 66120) and 42 Code of Federal Regulations (CFR), Part 414, Subpart F.

B.

This Contract does not supersede or modify 42 CFR, Part 414, Subpart F. Failure to reference a statutory or regulatory requirement in this Contract does not affect the applicability of such requirement to the Contract Supplier. In the event of conflict or ambiguity between this Contract and any applicable federal law or regulation, the conflict or ambiguity shall be resolved consistent with the applicable federal law or regulatory requirements.

C.

The Contract Supplier shall comply with all applicable state and local laws, including any applicable state and local licensing requirements, pertaining to functions under this Contract.

D.

This Contract is subject to any changes in applicable federal laws, including without limitation the Medicare statute and regulations that affect the Medicare program.

Article III: Requirement to Maintain Medicare Billing Privileges and Accreditation

The Contract Supplier shall comply with the enrollment standards specified in 42 CFR §424.57(c), meet applicable quality standards (both general quality standards and product specific quality standards) developed by CMS in accordance with section 1834(a)(20) of the Social Security Act, and be accredited by a CMS-approved accrediting organization for the items in the product category(s) throughout the duration of the Contract period. The Contract Supplier shall notify the Competitive Bidding Implementation Contractor (CBIC) in writing within five (5) business days of any changes to its Medicare billing privileges, changes to its accreditation status, or application of any sanctions such as payment suspension, against the Contract Supplier by Medicare or other government agency.

Article IV: Contract Period, Breach and Remedies, and Severability

A.

Contract Period

The Contract period shall commence on July 1, 2016, but in no event prior to full execution of the Contract by CMS, and end on December 31, 2018, unless terminated earlier by CMS as provided in Article IV, Section B, of this Contract. The Contract Supplier shall perform under the terms of this Contract for the full duration of the contract period.

B.

Contract Breach and Remedies

1.

Breach of Contract

Pursuant to 42 CFR §414.422(g)(1), any violation of the terms of this Contract by the Contract Supplier constitutes a breach of contract, which may result in termination of the contract and a possible preclusion from participation in a future round.

2.

Appeals Process

The termination notice will include the contract violation(s), as well as informing the Contract Supplier of the appeals process, consistent with 42 CFR §414.423.

C.

Severability

Except as noted below, a Contract Supplier may not divide this Contract by CBA or product category. Should any part or provision of this Contract be invalidated or adjudicated null or without force or effect, the remainder of the Contract remains in full force and continues to bind the Contract Supplier. The only exception per 42 CFR §414.422(d)(4) is when a Contract Supplier sells a distinct company (for example, an affiliate, subsidiary, sole proprietor, corporation, or partnership), which furnishes one or more specific product categories or serves one or more specific CBAs and transfers the portion of the Contract initially serviced by the distinct company, including the product category(s), CBA(s), and location(s), to a new qualified successor entity that meets all competitive bidding requirements (refer to Article VI: Change of Contract Supplier's Ownership). CMS retains the option to sever the Contract.

Article V: Furnishing of Items

A.

General

In accordance with 42 CFR §414.408, §414.422 and the DMEPOS Quality Standards¹, the Contract Supplier shall furnish all items and services in the product category, indicated in Attachment A, to any Medicare beneficiary throughout the CBA who maintains a permanent residence in or who visits a CBA that requests those items and services.

The Contract Supplier is responsible for completing the intake and assessment process, ensuring timely delivery and proper set up of the equipment, and ensuring that training and instruction is given to the beneficiary and/or caregiver(s), as required by the CMS DMEPOS Quality Standards. Failure to furnish all items and services in the product category throughout the entire CBA is a breach of contract.

Please note that the competitive bidding contract does not guarantee a minimum amount of business. The Contract Supplier is also responsible for providing all items and services in the product category in the CBA even if the Contract Supplier has reached its declared estimated capacity on the bid.

CBAs are defined by ZIP codes. A list of the ZIP codes included in each CBA is on the CBIC website at www.dmecompetitivebid.com.

ZIP codes are established by the United States Postal Service and are subject to change. CMS will attempt to minimize the effect of any ZIP code change within the CBAs. On a quarterly basis, CMS will post updated ZIP code files on the CBIC website, which will be effective as indicated by CMS. CMS may institute additional notification methods as it deems appropriate. CMS reserves the right to make ZIP code updates more frequently than quarterly and will provide notice to suppliers.

B.

Furnishing of a Particular Brand or Mode of Delivery

As described in 42 CFR §414.420(b), if a physician or treating practitioner, as those terms are defined in 42 CFR §414.402, prescribes a particular brand of an item or mode of delivery, the Contract Supplier shall (1) furnish the particular brand or mode of delivery as prescribed by the physician or treating practitioner; (2) consult with the physician or treating practitioner to find an appropriate alternative brand of item or mode of delivery for the beneficiary and obtain a revised written prescription from the physician or treating practitioner; or (3) assist the beneficiary in locating a contract supplier that can furnish the particular brand or mode of delivery prescribed by the physician or treating practitioner.

___________________

¹ U.S. Department of Health and Human Services. CMS DMEPOS Quality Standards. By Centers for Medicare & Medicaid Services. Available at:

http://www.cms.gov/Outreach-and-Education/Medicare-Learning-Network-MLN/MLNProducts/downloads/DMEPO S_Qual_Stand_Booklet_ICN905709.pdf Accessed: 6/8/2015.

C.

Transition to a Contract Supplier

When a beneficiary chooses to switch from a non-contract supplier to the Contract Supplier, the Contract Supplier shall work with the non-contract supplier to make arrangements that are suitable to the beneficiary for the pickup and delivery of equipment. Pursuant to 42 CFR §414.408(j), the Contract Supplier shall not bill for the new equipment until the first rental anniversary date of the equipment that occurs after the start of the Competitive Bidding Program. The rental anniversary date is determined by the month in which the beneficiary began renting the equipment.

D.

Nondiscrimination

Pursuant to 42 CFR §414.422(c), all items furnished under this Contract to Medicare beneficiaries shall be the same items that the Contract Supplier makes available to other customers.

Article VI: Change of Contract Supplier’s Ownership

A.

Notification of Change of Ownership

As described in 42 CFR §414.422(d)(1), the Contract Supplier shall notify CMS if it is negotiating a change of ownership 60 calendar days before the anticipated date of the change. A 60-day notification form is on the CBIC website. To ensure proper claim payments and to maintain accurate records, Contract Suppliers shall notify CMS, through its appropriate contractors (NSC and CBIC) when any change of ownership occurs as identified below:

•

an entity merges with or acquires a Contract Supplier and the purchasing supplier assumes the competitive bidding Contract through novation, or

•

an entity purchases five percent or more stock in the Contract Supplier.

B.

Awarding of Contract to Successor Entity

Pursuant to 42 CFR §414.422(d)(2), CMS may award a contract to an entity that merges with, or acquires, the Contract Supplier if (1) the successor entity meets all requirements applicable to contract suppliers for the competitive bidding program(s) to which this Contract applies; and (2) the successor entity has submitted to CMS the documentation described in 42 CFR §414.414(b)-(d) if that documentation has not previously been submitted by the successor entity or the Contract Supplier that is being acquired, or the documentation is no longer current.

If the successor entity is acquiring the assets of the Contract Supplier, the successor entity shall also submit to CMS, at least 30 calendar days before the anticipated effective date of the change of ownership, a novation agreement signed by the buyer and seller, and acceptable to CMS, stating that it will assume all obligations under the Contract. A 30-day notification form is on the CBIC website.

If a new entity is formed as a result of the merger or acquisition, the Contract Supplier shall also submit to CMS for review, at least 30 calendar days before the anticipated effective date of the change of ownership, its final draft of a novation agreement stating that the new entity will assume all obligations under the Contract. The new entity shall also submit to CMS, within 30 calendar days after the effective date of the change of ownership, an executed novation agreement acceptable to CMS.

Refer to the Change of Ownership fact sheet on the CBIC website for additional information and instructions.

C.

Communication Regarding Change of Ownership

Communication with CMS regarding any change of ownership shall be submitted to CMS using the appropriate forms located on the CBIC website - www.dmecompetitivebid.com.

The Contract Supplier shall comply with all CMS enrollment requirements regarding changes of ownership.

D.

Notification to Beneficiaries

For CHOWs resulting in a change of the Contract Supplier's legal business name, the successor entity must notify beneficiaries who receive rented competitively bid items or competitively bid items received on a recurring basis from the Contract Supplier of the CHOW and any other relative information pertinent to the beneficiary. Beneficiaries must be notified within 30 days of the approved novation agreement.

E.

Prohibition of Contract Sale, Assignment, or Transfer

This Contract cannot be sold, assigned, or transferred except as set forth in 42 CFR §414.422(d). CMS reserves the right to deny contract award to any successor entity that does not meet competitive bidding program requirements.

Article VII: Bankruptcy

The Contract Supplier shall notify CMS within 10 business days of any type of bankruptcy filing for the supplier.

Communication with CMS regarding the bankruptcy filing shall be in writing, and such communication shall be submitted to CMS by writing the CBIC.

Article VIII: Subcontracting

A.

Subcontracting Arrangements

Consistent with Medicare DMEPOS Supplier Standards in 42 CFR §424.57(c), a Contract Supplier may subcontract for the purchase of inventory, delivery, and instruction on use of a Medicare-covered item, or the maintenance and repair of rented equipment. Services such as intake and assessment, coordination of care with the physician, submitting claims on behalf of the beneficiary, ownership and responsibility for equipment furnished to the beneficiary, and ensuring product safety are all services for which the Contract Supplier is responsible. The Contract Supplier entering into a subcontracting relationship to furnish items and services under this Contract may be held liable for actions of its subcontractors. Contract Suppliers are prohibited from subcontracting with any entity affiliated with the Contract Supplier.

As described in 42 CFR §414.422(f), the Contract Supplier shall disclose information about each subcontracting relationship the Contract Supplier has entered into to furnish items and services under this Contract. The Contract Supplier shall also disclose whether the subcontractor is accredited as required by section 1847(b)(3)(C) of the Social Security Act, if applicable. The required disclosure must occur no later than 10 business days after the date a supplier enters into this Contract with CMS (i.e. the date of final contract execution) or, for subcontracting arrangements executed after contract award, 10 business days after the date a Contract Supplier enters into a subcontracting arrangement. A subcontracting disclosure form is on the CBIC website.

B.

Communication Regarding Disclosure of Subcontracting Arrangements

Disclosure of subcontracting arrangements shall be submitted to CMS through the CBIC in the manner specified by CMS at the time that a contract award is made and in compliance with 42 CFR

§414.422(f).

Article IX: Cooperation

The Contract Supplier shall cooperate fully with CMS and the CBIC to promptly comply and resolve issues identified by or referred to CMS or the CBIC or respond to CMS’ or the CBIC’s questions or requests that pertain to the Contract Supplier’s performance under this Contract.

Article X: Semi-Annual Reports

A.

General

The Contract Supplier shall submit semi-annual reports to the CBIC using Form CMS-10169C (Form C).

B.

Semi-Annual Report Requirements

The Contract Supplier shall submit to the CBIC a semi-annual report, known as Form C, no later than ten (10) business days after each of the following dates: June 30 and December 31. If the due date for a particular semi-annual report falls on a Saturday, Sunday, or federal holiday, the report shall be due on the next business day. The semi-annual report shall disclose manufacturer/model information for each item specified by CMS that will be offered by the Contract Supplier during the next six months. The Contract Supplier shall submit each report to the CBIC in a manner specified by CMS through direct communication and/or posting on the CBIC website. Failure to provide a semi-annual report may result in removal from the Medicare Supplier Directory, found at www.medicare.gov/supplierdirectory, and is a breach of contract.

Prior to submitting the required semi-annual reports, the Contract Supplier should also review the Medicare Supplier Directory to determine whether the supplier’s information is current, including the lists that indicate which manufacturers’ products the Contract Supplier makes available. The Contract Supplier shall submit any updates related to Form C to the CBIC via the report so that any outdated information can be replaced with more current information.

Article XI: Payment

A.

The Contract Supplier shall submit Medicare claims for payment of items it has furnished under this Contract using the Health Insurance Portability and Accountability Act (HIPAA) compliant standard electronic format. No paper claims are accepted.

B.

Each claim submitted pursuant to this Contract must meet all claims processing requirements, including the use of applicable combinations of HCPCS codes and/or modifiers that CMS may use to identify an item that the Contract Supplier is authorized to furnish under this Contract.

C.

Payment for each item furnished pursuant to this Contract is based on the single payment amount determined for the item using the methodology described in 42 CFR §414.408 and §414.416 and must be made on an assignment-related basis.

D.

The single payment amounts for each item, identified by the HCPCS code, to which this Contract applies, can be found on Attachment A with a link to the CBIC website.

E.

If a HCPCS code for an item changes during the Contract term, the single payment amount for the item will be adjusted as provided in 42 CFR §414.426.

F.

Only a location (identified by Provider Transaction Access Number) on Attachment B in the Contract offer or added using the Contract Supplier Location Update form on the CBIC website is eligible to receive Medicare payment for the specified competitively bid item(s) within the applicable CBA/product category combination(s). As explained in Attachment B, locations eligible for payment may be added or removed upon execution of this Contract. The effective date of a supplier location update is the date an approved Contract Supplier Location Update form is received by the CBIC.

G.

Any Contract Supplier admitting to, or convicted of, filing false claims pursuant to The False Claims Act, 31 U.S.C. §§ 3729 - 3733, is considered a breach of contract.

Article XII: Expenses

CMS shall not pay for any expenses incurred by the Contract Supplier for the work performed under this Contract other than for payment of the Medicare claims authorized pursuant to this Contract. CMS shall not pay for any expenses incurred as a result of Contract termination, changes to the period of performance of the Contract, or any other changes resulting from statutory or regulatory changes affecting the Medicare Program.

I certify that I am an authorized representative, officer, chief executive officer, or general partner of the Contract Supplier identified in this Contract and am listed as such on the CMS-855S enrollment form.

I hereby execute this Contract.

For the Contract Supplier

TERRY MOFFIT
Authorized Official Printed Name

DVRH007	03/16/2016
Electronically signed by Authorized Official	Date

This Contract is subject to the written approval of the Administrator of the Centers for Medicare & Medicaid Services, or her designee, and shall not be binding until so approved.

For the Centers for Medicare & Medicaid Services

/s/ Laurence Wilson	04/28/2016
Laurence Wilson, Director	Date
Chronic Care Policy Group
Center for Medicare
Centers for Medicare & Medicaid Services

Attachment A

Contract Number: 23-3834457

The chart below identifies the competitive bidding area (CBA)/product category combination(s) included under this Contract with PROTO-SCRIPT PHARMACEUTICALS CORP.

CBA	Product Category
For official use only. Do NOT alter.
Bakersfield, CA	General Home Equipment and Related Supplies and Accessories
Bakersfield, CA	Standard Mobility Equipment and Related Accessories
Fresno, CA	General Home Equipment and Related Supplies and Accessories
Fresno, CA	Standard Mobility Equipment and Related Accessories
Las Vegas-Henderson-Paradise, NV	General Home Equipment and Related Supplies and Accessories
Las Vegas-Henderson-Paradise, NV	Standard Mobility Equipment and Related Accessories
Los Angeles County, CA	General Home Equipment and Related Supplies and Accessories
Los Angeles County, CA	Standard Mobility Equipment and Related Accessories
Orange County, CA	General Home Equipment and Related Supplies and Accessories
Oxnard-Thousand Oaks-Ventura, CA	General Home Equipment and Related Supplies and Accessories
Oxnard-Thousand Oaks-Ventura, CA	Standard Mobility Equipment and Related Accessories
Sacramento--Roseville--Arden-Arcade, CA	General Home Equipment and Related Supplies and Accessories
Sacramento--Roseville--Arden-Arcade, CA	Standard Mobility Equipment and Related Accessories
San Diego-Carlsbad, CA	General Home Equipment and Related Supplies and Accessories
San Diego-Carlsbad, CA	Standard Mobility Equipment and Related Accessories
San Francisco-Oakland-Hayward, CA	General Home Equipment and Related Supplies and Accessories

A-1

Contract Number: 23-3834457

Attachment A

CBA	Product Category
For official use only. Do NOT alter.
San Francisco-Oakland-Hayward, CA	Standard Mobility Equipment and Related Accessories
San Jose-Sunnyvale-Santa Clara, CA	General Home Equipment and Related Supplies and Accessories
San Jose-Sunnyvale-Santa Clara, CA	Standard Mobility Equipment and Related Accessories
Stockton-Lodi, CA	General Home Equipment and Related Supplies and Accessories
Visalia-Porterville, CA	General Home Equipment and Related Supplies and Accessories
Visalia-Porterville, CA	Standard Mobility Equipment and Related Accessories

A-2

Attachment B

Contract Number: 23-3834457

Below is the location(s) (identified by the Provider Transaction Access Number (PTAN)), which is eligible to furnish and bill Medicare for items and services within the applicable competitive bidding area (CBA)/product category combination(s). Any additions or deletions shall be made using the Contract Supplier Location/Information Update Form on Connexion.

CBA	Product Category
Bakersfield, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Bakersfield, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
Fresno, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)

Contract Number: 23-3834457

Attachment B

CBA	Product Category
Fresno, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Fresno, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
Las Vegas-Henderson-Paradise, NV	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001, 7224150001
Hospital Beds (Manual) and Accessories 4432190001, 7224150001
Hospital Beds (Semi-Electric) and Accessories 4432190001, 7224150001
Patient Lifts 4432190001, 7224150001

Contract Number: 23-3834457

Attachment B

CBA	Product Category
Las Vegas-Henderson-Paradise, NV	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Seat Lift Mechanisms 4432190001, 7224150001
Support Surfaces (Group 1 & 2) 4432190001, 7224150001
CBA	Product Category
Las Vegas-Henderson-Paradise, NV	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001, 7224150001
Walkers 4432190001, 7224150001
Wheelchair (Standard Manual) 4432190001, 7224150001
Wheelchair (Standard Power) 4432190001, 7224150001
Wheelchair Accessories 4432190001, 7224150001
Wheelchair Seating/Cushions 4432190001, 7224150001
CBA	Product Category
Los Angeles County, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Los Angeles County, CA	Standard Mobility Equipment and Related Accessories

Contract Number: 23-3834457

Attachment B

CBA	Product Category
Los Angeles County, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
Orange County, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Oxnard-Thousand Oaks-Ventura, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001

Contract Number: 23-3834457

Attachment B

CBA	Product Category
Oxnard-Thousand Oaks-Ventura, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Oxnard-Thousand Oaks-Ventura, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
Sacramento--Roseville--Arden-Arcade, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Sacramento--Roseville--Arden-Arcade, CA	Standard Mobility Equipment and Related Accessories

Contract Number: 23-3834457

Attachment B

CBA	Product Category
Sacramento--Roseville--Arden-Arcade, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
San Diego-Carlsbad, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
San Diego-Carlsbad, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001

Contract Number: 23-3834457

Attachment B

CBA	Product Category
San Diego-Carlsbad, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
San Francisco-Oakland-Hayward, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
San Francisco-Oakland-Hayward, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
San Jose-Sunnyvale-Santa Clara, CA	General Home Equipment and Related Supplies and Accessories

Contract Number: 23-3834457

Attachment B

CBA	Product Category
San Jose-Sunnyvale-Santa Clara, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
San Jose-Sunnyvale-Santa Clara, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001
CBA	Product Category
Stockton-Lodi, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001

Contract Number: 23-3834457

Attachment B

CBA	Product Category
Stockton-Lodi, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Visalia-Porterville, CA	General Home Equipment and Related Supplies and Accessories
Product PTAN(s)
Commodes, Urinals, Bedpans 4432190001
Hospital Beds (Manual) and Accessories 4432190001
Hospital Beds (Semi-Electric) and Accessories 4432190001
Patient Lifts 4432190001
Seat Lift Mechanisms 4432190001
Support Surfaces (Group 1 & 2) 4432190001
CBA	Product Category
Visalia-Porterville, CA	Standard Mobility Equipment and Related Accessories
Product PTAN(s)
Power Operated Vehicles (Scooters) 4432190001
Walkers 4432190001
Wheelchair (Standard Manual) 4432190001
Wheelchair (Standard Power) 4432190001
Wheelchair Accessories 4432190001
Wheelchair Seating/Cushions 4432190001